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                                                                     Exhibit 1.1

                                                                   DRAFT 10/7/99

                     1,500,000 Shares of Common Stock and
              1,500,000 Redeemable Common Stock Purchase Warrants

                        ALARON.COM HOLDING CORPORATION

                            UNDERWRITING AGREEMENT

                              New York, New York

                               __________, 1999


National Securities Corporation
As Representative of the Several Underwriters
875 North Michigan Avenue
Suite 1560
Chicago, IL 60611

Ladies and Gentlemen:

     Alaron.com Holding Corporation, a Delaware corporation (the "Company"), hereby agrees with National Securities Corporation ("National") and each of the underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in
Section 11), for whom National is acting as representative (in such capacity, National shall hereinafter be referred to as "you" or the "Representative") with respect to the sale by the Company and the purchase by the Underwriters, acting severally and not jointly, of 1,500,000 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), and 1,500,000 redeemable warrants (the "Warrants," and collectively with the Common Stock, the "Firm Securities"). Each Warrant is to purchase one (1) share of Common Stock at an exercise price of $________ (140% of the initial public offering price of a share of Common Stock) exercisable at any time over a thirty-six-month period from _______, ____ until ________, ____ pursuant to a Warrant Agreement, as defined herein, to be entered into on the Closing Date (as defined in Section 2(c) hereof). The Firm Securities may be purchased in the offering only on the basis of one share of Common Stock together with one Warrant. Immediately following the offering, the Common Stock and Warrants will be separately transferable.

     The Warrants will be redeemable by the Company at time after _______, 2000 at a redemption price of $0.10 per Warrant on thirty (30) days' prior written notice provided that the average of the closing bid price of the Common Stock, as quoted on the [Nasdaq SmallCap Market] averages an amount equal to or exceeding $_____ (200% of the initial public offering price of the Common Stock) per share for any twenty (20) trading days within a period of thirty (30) consecutive trading days ending on the fifth trading day prior to the notice of redemption.

     In addition, upon your request, as provided in Section 2(b) of this Agreement, certain shareholders hereof of the Company listed on Exhibit B (the "Selling Shareholders") hereby agree that they shall sell to the Underwriters, acting severally and not jointly, up to 225,000
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shares of Common Stock for the purpose of covering over-allotments, if any. In addition, the Company hereby agrees that it shall sell to the Underwriters, acting severally and not jointly, up to 225,000 Warrants for the purpose of covering over-allotments, if any. The Selling Shareholders further hereby agree to provide the 225,000 common shares underlying the Warrants subject to the over-allotment option. The 225,000 shares of Common Stock, 225,000 Warrants subject to the over-allotment option and the 225,000 shares of Common Stock underlying the Warrants are hereinafter referred to as the "Option Securities."

     The Company also proposes to issue and sell to you pursuant to the Representative's Warrant Agreement (the "Representative's Warrant Agreement") warrants for the purchase of an additional 150,000 shares of Common Stock and warrants for the purchase additional 150,000 Warrants (collectively, the "Representative's Warrants"). The Representative's Warrants are initially exercisable at a price of $_______ per share (165% of the initial public offering price of a share of Common Stock) and $_____ per Warrant (165% of the initial public offering price of a Warrant), respectively. The Representative's Warrants are exercisable for Warrants for a period of thirty-six (36) months commencing on the Closing Date. The Representative's Warrants are exercisable for Common Stock for a period of sixty (60) months commencing on the Closing Date. The shares of Common Stock and the Warrants underlying the Representative's Warrants, and the shares of Common Stock underlying the Warrants issuable upon exercise of the Representative's Warrants, are hereinafter referred to as the "Representative Securities." The Firm Securities, Option Securities, Representative's Warrants, and Representative's Securities are more fully described in the Registration Statement and the Prospectus referred to below.

1.   Representations and Warranties of the Company and the Selling Shareholders.
     --------------------------------------------------------------------------

     A. The Company and the Selling Shareholders represent and warrant to, and agree with, each of the Underwriters as of the date hereof, and as of the Closing Date and the Option Closing Date, if any, as follows:

     (a) The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") a registration statement, and an amendment or amendments thereto, on Form SB-2 (SEC File No. 333-83807), including any related preliminary prospectus (the "Preliminary Prospectus"), and a related registration statement filed with the Commission pursuant to Rule 462(b) of the Regulations (as defined below) for the registration of the Firm Securities, the Option Securities, the Common Stock underlying the Warrants contained in the Units, the Representative's Warrants and the Representative's Shares (collectively, hereinafter referred to as the "Registered Securities") under the Securities Act of 1933, as amended (the "Act"), which registration statement and amendment or amendments have been prepared by the Company in conformity with the requirements of the Act, and the Regulations (as defined below) of the Commission under the Act. The Company will not file any other amendment thereto to which the Underwriters shall have objected in writing after having been furnished with a copy thereof. Except as the context may otherwise require, such registration statements as amended, on file with the Commission at the time the registration statements become effective (including the prospectus, financial statements, schedules, exhibits and all other documents filed as a part thereof or incorporated therein and all information deemed to be a part thereof as of such time pursuant to paragraph (b) of Rule 430(A) of the Regulations), are hereinafter called the "Registration Statement," and the form of prospectus in the form first filed with the Commission

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pursuant to Rule 424(b) of the Regulations, is hereinafter called the
"Prospectus." For purposes hereof, "Regulations" mean the rules and regulations adopted by the Commission under either the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable.

     (b) Neither the Commission nor any state regulatory authority has issued any order preventing or suspending the use of any of the Preliminary Prospectus, the Registration Statement or the Prospectus or any part thereof, and no proceedings for a stop order suspending the effectiveness of the Registration Statement or any of the Company's securities have been instituted or are pending or threatened. Each of the Preliminary Prospectus, the Registration Statement and the Prospectus at the time of filing thereof conformed in all material respects with the requirements of the Act and the Regulations, and none of the Preliminary Prospectus, the Registration Statement or the Prospectus at the time of filing thereof contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that this representation and warranty does not apply to statements made in reliance upon and in conformity with written information furnished to the Company with respect to the Underwriters by or on behalf of the Underwriters expressly for use in such Preliminary Prospectus, Registration Statement or Prospectus.

     (c) When the Registration Statement becomes effective and at all times subsequent thereto up to the Closing Date (as defined in Section 2(c) hereof) and each Option Closing Date (as defined in Section 2(b) hereof), if any, and during such longer period as the Prospectus may be required to be delivered in connection with sales by the Underwriters or a dealer, the Registration Statement and the Prospectus, as amended or supplemented as required, will contain all statements which are required to be stated therein in accordance with the Act and the Regulations, and will conform in all material respects to the requirements of the Act and the Regulations; neither the Registration Statement nor the Prospectus, nor any amendment or supplement thereto, will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty does not apply to statements made or statements omitted in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of any Underwriter expressly for use in the Registration Statement or the Prospectus or any amendment thereof or supplement thereto.

     (d) The Company and all subsidiaries in which it owns an interest, direct or indirect (the "Subsidiaries"), have been duly organized and are validly existing as corporations in good standing under the laws of the respective states of their incorporation. The Company does not own or control, directly or indirectly, any corporation, partnership, trust, joint venture or other business entity other than the subsidiaries listed in Exhibit 21 of the Registration Statement. Each of the Company and the Subsidiaries is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations require such qualification or licensing. Each of the Company and the Subsidiaries has all requisite power and authority (corporate and other), and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters), to own or lease its properties and conduct its business as described in the Prospectus; each of the Company and the

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Subsidiaries is and has been doing business in compliance with all such authorizations, approvals, orders, licenses, certificates, franchises and permits and all federal, state, local and foreign laws, rules and regulations; and neither the Company nor any of the Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such authorization, approval, order, license, certificate, franchise, or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the business affairs, operations, properties, or results of operations of the Company and the Subsidiaries, taken as a whole. The disclosures in the Registration Statement concerning the effects of federal, state, local, and foreign laws, rules and regulations on the Company's and the Subsidiaries' businesses as currently conducted and as contemplated are correct in all material respects and do not omit to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.

     (e) The Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus under the headings "Capitalization" and "Description of Securities," and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, if any, based upon the assumptions set forth therein, and the Company is not a party to or bound by any instrument, agreement or other arrangement, including, but not limited to, any voting trust agreement, stockholders agreement or other agreement or instrument, affecting the Common Stock or rights or obligations of security holders of the Company or the Subsidiaries or providing for any of the Company or the Subsidiaries to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Representative's Warrant Agreement and as described in the Prospectus. The Registered Securities and all other securities issued or issuable by each of the Company or the Subsidiaries conform or, when issued and paid for, will conform, in all material respects to all statements with respect thereto contained in the Registration Statement and the Prospectus. All issued and outstanding shares of capital stock of the Company or any of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable. Except as disclosed in or contemplated by the Prospectus and the financial statements of the Company and the related notes thereto included in the Prospectus, neither the Company nor any Subsidiary has outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any securities or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible securities or obligations. The description of the Company's stock option, stock bonus and other stock plans or arrangements and the options or other rights granted and exercised thereunder as set forth in the Prospectus conforms in all material respects with the requirements of the Act. All issued and outstanding securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable, and the holders thereof have no rights of rescission with respect thereto and are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or similar contractual rights granted by the Company.

     (f) The Registered Securities are not and will not be subject to any preemptive or other similar rights of any stockholder, have been duly authorized and, when issued, paid for and delivered in accordance with the terms hereof, will be validly issued, fully paid and non-assessable and will conform in all material respects to the description thereof contained in the Prospectus; the holders thereof will not be subject to any liability solely as such holders; all

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corporate action required to be taken for the authorization, issue and sale of the Registered Securities has been duly and validly taken; and the certificates representing the Registered Securities will be in due and proper form. Upon the issuance and delivery pursuant to the terms hereof of the Registered Securities to be sold by the Company hereunder, the Underwriters or the Representative, as the case may be, will acquire good and marketable title to such Registered Securities free and clear of any lien, charge, claim, encumbrance, pledge, security interest, defect, or other restriction or equity of any kind whatsoever. No stockholder of the Company has any right which has not been waived in writing to require the Company to register the sale of any shares owned by such stockholder under the Act in the public offering contemplated by this Agreement. No further approval or authority of the stockholders or the Board of Directors of the Company will be required for the issuance and sale of the Registered Securities to be sold by the Company as contemplated herein.

     (g) The financial statements of each of the Company and the Subsidiaries, together with the related notes and schedules thereto, included in the Registration Statement, each Preliminary Prospectus and the Prospectus fairly present the financial position, changes in stockholders' equity and the results of operations of the Company and the Subsidiaries at the respective dates and for the respective periods to which they apply and such financial statements have been prepared in conformity with generally accepted accounting principles and the Regulations, consistently applied throughout the periods involved. There has been no material adverse change or development involving a material prospective change in the condition, financial or otherwise, or in the business, affairs, operations, properties, or results of operation of the Company and the Subsidiaries taken as a whole whether or not arising in the ordinary course of business since the date of the financial statements included in the Registration Statement and the Prospectus and the outstanding debt, the property, both tangible and intangible, and the business of the Company and the Subsidiaries taken as a whole conform in all respects to the descriptions thereof contained in the Registration Statement and the Prospectus. Financial information set forth in the Prospectus under the headings "Prospectus Summary -- Summary Combined Financial Information," "Capitalization," "Selected Financial Data," and "Management's Discussion and Analysis of Financial Condition and Results of Operations," fairly present, on the basis stated in the Prospectus, the information set forth therein and have been derived from or compiled on a basis consistent with that of the audited financial statements included in the Prospectus.

     (h) Each of the Company and the Subsidiaries has (i) paid all federal, state, local, franchise, and foreign taxes for which it is liable, including, but not limited to, withholding taxes and amounts payable under Chapters 21 through 24 of the Internal Revenue Code of 1986, as amended (the "Code"), and furnished all information returns it is required to furnish pursuant to the Code, (ii) established adequate reserves for such taxes which are not due and payable, and (iii) no tax deficiency or claims outstanding, proposed or assessed against it.

     (i) No transfer tax, stamp duty or other similar tax is payable by or on behalf of the Underwriters or the Representative in connection with (i) the issuance by the Company of the Registered Securities, the Representative's Warrants and the Representative's Shares, (ii) the purchase by the Underwriters of the Registered Securities from the Company and the purchase by the Representative of the Representative's Warrants or the Representative's Shares from the Company, (iii) the consummation by the Company of any of its obligations under this

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Agreement, the Warrant Agreement or the Representative's Warrant Agreement, or
(iv) resales of the Registered Securities in connection with the distribution contemplated hereby.

     (j) Each of the Company and the Subsidiaries maintains insurance policies, including, but not limited to, general liability, property and product liability insurance and surety bonds which insures the Company and the Subsidiaries and their respective professional staffs against such losses and risks generally insured against by comparable businesses. Neither the Company nor any of the Subsidiaries has (A) failed to give notice or present any insurance claim with respect to any matter, including, but not limited to, the Company's or any of the Subsidiaries' businesses, property or professional staff, under any insurance policy or surety bond in a due and timely manner, (B) any disputes or claims against any underwriter of such insurance policies or surety bonds or has failed to pay any premiums due and payable thereunder, or (C) failed to comply with all conditions contained in such insurance policies and surety bonds. There are no facts or circumstances under any such insurance policy or surety bond which would relieve any insurer of its obligation to satisfy in full any valid claim of the Company or any of the Subsidiaries.

     (k) There is no claim, action, suit, proceeding, inquiry, arbitration, mediation, investigation, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, pending or threatened against (or circumstances that may give rise to the same), or involving the properties or businesses of, the Company or any of the Subsidiaries which (i) questions the validity of the capital stock of the Company or any of the Subsidiaries, this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company or any of the Subsidiaries or any of the Selling Shareholders pursuant to or in connection with this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, (ii) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), or (iii) might materially and adversely affect the condition, financial or otherwise, or the business, affairs, position, stockholders' equity, operation, properties, or results of operations of the Company and the Subsidiaries taken as a whole.

     (l) The Company has the full legal right, corporate power and authority to authorize, issue, deliver, and sell the Registered Securities and to enter into this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and to consummate the transactions provided for in such agreements; and this Agreement, the Warrant Agreement and the Representative's Warrant Agreement have each been duly and properly authorized, executed, and delivered by the Company. Each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's issue and sale of the Registered Securities, execution, delivery or performance of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, the consummation of the transactions contemplated herein and therein, or the conduct by the Company and the Subsidiaries of their businesses as described in the Registration Statement, the

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Prospectus, and any amendments or supplements thereto, conflicts with or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, or result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or any of the Subsidiaries pursuant to the terms of (i) the certificates of incorporation or bylaws of the Company or any of the Subsidiaries, as amended and restated, (ii) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or to which their properties or assets (tangible or intangible) is or may be subject, or any indebtedness of either the Company or any of the Subsidiaries, or (iii) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of the Subsidiaries of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company of any of their activities or properties.

     (m) No consent, approval, authorization or order of, and no filing with, any court, regulatory body, government agency or other body, domestic or foreign, is required for the issuance of the Registered Securities pursuant to the Prospectus and the Registration Statement, the performance of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and the transactions contemplated hereby and thereby, including without limitation, any waiver of any preemptive, first refusal or other rights that any entity or person may have for the issue and/or sale of any of the Registered Securities, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Registered Securities to be sold hereunder.

     (n) All executed agreements, contracts or other documents or copies of executed agreements, contracts or other documents filed as exhibits to the Registration Statement to which the Company or any of the Subsidiaries is a party or by which any of them may be bound or to which either of their assets, properties or businesses may be subject have been duly and validly authorized, executed and delivered by the Company or any of the Subsidiaries, as the case may be, and constitute the legal, valid and binding agreements of the Company or any of the Subsidiaries, as the case may be, enforceable against the Company or any of the Subsidiaries, as the case may be, in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law). The descriptions in the Registration Statement of such agreements, contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by Form SB-2, and there are no contracts or other documents which are required by the Act to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

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     (o)  Since the respective dates as of which information is given in the
Registration Statement and Prospectus, and except as described in or specifically contemplated by the Prospectus, neither the Company nor any of the Subsidiaries (i) has incurred any material liabilities or obligations, indirect, direct or contingent, or entered into any material verbal or written agreement or other transaction which is not in the ordinary course of business or which could result in a material reduction in the future earnings of the Company or any of the Subsidiaries; (ii) has sustained any material loss or interference with its business or properties from fire, flood, windstorm, accident or other calamity, whether or not covered by insurance; (iii) has paid or declared any dividends or other distributions with respect to its capital stock, (iv) is in default in the payment of principal or interest on any outstanding debt obligations; (v) has had any change in its capital stock (other than upon the sale of the Firm Securities, the Option Securities, the Representative's Warrants, the Common Stock and Warrants underlying the Representative's Warrants, and the Common Stock underlying the Warrants underlying the Representative Warrants described in the Registration Statement) (other than in the ordinary course of business) of, or indebtedness material to, the Company or any of the Subsidiaries; (vi) has issued any securities or incurred any liability or obligation, primary or contingent, for borrowed money; or (vii) has experienced any material adverse change in the condition (financial or otherwise) of their respective businesses, properties, results of operations, or prospects.

     (p)  Except as disclosed in or specifically contemplated by the Prospectus,
(i) the Company and the Subsidiaries have sufficient trademarks, trade names, patent rights, copyrights, licenses, approvals and governmental authorizations to conduct their respective businesses as now conducted; (ii) the expiration of any trademarks, trade names, patent rights, copyrights, licenses, approvals or governmental authorizations would not have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company or any of the Subsidiaries; (iii) the Company has no knowledge of any infringement by it or its subsidiaries of trademark, trade name rights, patent rights, copyrights, licenses, trade secret or other similar rights of others; and (iv) there is no claim being made against the Company or any of the Subsidiaries regarding trademark, trade name, patent, copyright, license, trade secret or other infringement which could have a material adverse effect on the condition (financial or otherwise), business, results of operations or prospects of the Company or any of the Subsidiaries.

     (q) None of the Company or any of the Subsidiaries are, or with the giving of notice or lapse of time or both, will be, in violation of or in default under their respective charters or bylaws, and no default exists in the due performance and observance of any term, covenant or condition of any license, contract, indenture, mortgage, installment sale agreement, lease, deed of trust, voting trust agreement, stockholders agreement, note, loan or credit agreement, or any other material agreement or instrument evidencing an obligation for borrowed money, or any other material agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or to which the property or assets (tangible or intangible) of the Company or any of the Subsidiaries are subject or affected.

     (r) To the Company's knowledge, there are no pending investigations involving the Company or any of the Subsidiaries by the U.S. Department of Labor, or any other governmental agency responsible for the enforcement of such federal, state, local, or foreign laws and

                                       8
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regulations. There is no unfair labor practice charge or complaint against the
Company or any of the Subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or to its knowledge threatened against or involving the Company or any of the Subsidiaries. No representation question exists respecting the employees of the Company or any of the Subsidiaries. No collective bargaining agreement, or modification thereof is currently being negotiated by the Company or any of the Subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of the Subsidiaries. No labor dispute with the employees of the Company or any of the Subsidiaries exists or is imminent.

     (s) Except as described in the Prospectus, neither the Company nor any of the Subsidiaries maintains, sponsors or contributes to any program or arrangement that is an "employee pension benefit plan," an "employee welfare benefit plan," or a "multi-employer plan" as such terms are defined in Sections 3(2), 3(1) and 3(37), respectively, of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") ("ERISA Plans"). Neither the Company nor any of the Subsidiaries maintains or contributes to a defined benefit plan, as defined in Section 3(35) of ERISA. No ERISA Plan (or any trust created thereunder) has engaged in a "prohibited transaction" within the meaning of
Section 406 of ERISA or Section 4975 of the Code, which could subject the Company or any of the Subsidiaries to any tax penalty on prohibited transactions and which has not adequately been corrected. Each ERISA Plan is in compliance with all material reporting, disclosure and other requirements of the Code and ERISA as they relate to any such ERISA Plan. Determination letters have been received from the Internal Revenue Service with respect to each ERISA Plan which is intended to comply with Code Section 401(a), stating that such ERISA Plan and the attendant trust are qualified thereunder. Neither the Company nor any of the Subsidiaries has ever completely or partially withdrawn from a "multi-employer plan."

     (t) None of the Company, nor any of the Subsidiaries, nor any of their employees, directors, stockholders, or affiliates (within the meaning of the Regulations) of any of the foregoing has taken or will take directly or indirectly, any action designed to or which has constituted or which might be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Registered Securities.

     (u) Each of the Company and the Subsidiaries has good and marketable title to, or valid and enforceable leasehold estates in, all items of real and personal property stated in the Prospectus to be owned or leased by it, free and clear of all liens, charges, claims, encumbrances, pledges, security interests, or other restrictions or equities of any kind whatsoever other than those referred to in the Prospectus and liens for taxes not yet due and payable.

     (v) Moore Stephens, P.C. ("Moore Stephens"), whose report is filed with the Commission as a part of the Registration Statement, are independent certified public accountants as required by the Act and the Regulations.

     (w) There are no claims, payments, arrangements or understandings, whether oral or written, for services in the nature of a finder's or origination fee with respect to the sale of the Registered Securities hereunder or any other arrangements, agreements, understandings, payments or issuance with respect to the Company, the Subsidiaries, or any of their respective officers, directors, stockholders, employees or affiliates that may affect the Underwriters'

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compensation as determined by the Commission and the National Association of
Securities Dealers, Inc. (the "NASD").

     (x) The Registered Securities have been approved for quotation on the Nasdaq SmallCap Market and Chicago Stock Exchange subject only to official notice of issuance.

     (y) Each of the Company and the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (z) None of the Company, the Subsidiaries, nor any of their respective officers, employees, agents or any other person acting on behalf of the Company or any of the Subsidiaries has, directly or indirectly, given or agreed to give any money, gift or similar benefit (other than legal price concessions to customers in the ordinary course of business) to any customer, supplier, employee or agent of a customer or supplier, or official or employee of any governmental agency (domestic or foreign) or instrumentality of any government (domestic or foreign) or any political party or candidate for office (domestic or foreign) or other person who was, is, or may be in a position to help or hinder the business of the Company or any of the Subsidiaries (or assist the Company or any of the Subsidiaries in connection with any actual or proposed transaction) which might subject the Company, the Subsidiaries, or any other such person to any damage or penalty in any civil, criminal or governmental litigation or proceeding (domestic or foreign). Each of the Company's and the Subsidiaries' internal accounting controls are sufficient to cause the Company and the Subsidiaries to comply with the Foreign Corrupt Practices Act of 1977, as amended.

     (aa) Except as set forth in the Prospectus, no officer, director or stockholder of the Company, the Subsidiaries, or any "affiliate" or "associate" (as these terms are defined in Rule 405 promulgated under the Regulations) of any of the foregoing persons or entities has or has had, either directly or indirectly, (i) an interest in any person or entity which (A) furnishes or sells services or products which are furnished or sold or are proposed to be furnished or sold by the Company or any of the Subsidiaries, or (B) purchases from or sells or furnishes to the Company or any of the Subsidiaries any goods or services, or (ii) a beneficiary interest in any contract or agreement to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound or affected. Except as set forth in the Prospectus there are no existing agreements, arrangements, understandings or transactions, or proposed agreements, arrangements, understandings or transactions, between or among the Company, the Subsidiaries, and any officer, director, principal shareholder (as such term is used in the Prospectus) of the Company, or any affiliate or associate of any of the foregoing persons or entities.

     (bb) None of the Company or any of the Subsidiaries intends to conduct their respective businesses in a manner in which it would become an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

     (cc) Any certificate signed by any officer of the Company and delivered to the Underwriters or to the Underwriters' Counsel (as defined in Section 4(d) herein) shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

     (dd) The minute books of each of the Company and the Subsidiaries have been made available to the Underwriters and contain a complete summary of all meetings and actions of the directors and stockholders of each of the Company and the Subsidiaries, since the time of their respective incorporation, and reflect all transactions referred to in such minutes accurately in all material respects.

     (ee) Neither the Company nor any of the Subsidiaries has distributed nor will distribute prior to the Closing Date any offering material in connection with the offering and sale of the Registered Securities in this offering other than the Prospectus, the Registration Statement and the other materials permitted by the Act. Except as described in the Prospectus, no holders of any securities of the Company or any of the Subsidiaries or of any options, warrants or other convertible or exchangeable securities of the Company or any of the Subsidiaries have the right to include any securities issued by the Company or any of the Subsidiaries as part of the Registration Statement or to require the Company or any of the Subsidiaries to file a registration statement under the Act and no person or entity holds any anti-dilution rights with respect to any securities of the Company or any of the Subsidiaries.

     (ff) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92-198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported or incorporated by reference in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.

     (gg) The Company has entered into a warrant agreement (the "Warrant Agreement") substantially in the form filed as Exhibit 4.4 to the Registration Statement, with American Stock Transfer & Trust Company, and the Representative, in form and substance satisfactory to the Representative, with respect to the Warrants providing for the payment of commissions contemplated by Section 4(bb), hereof. The Warrant Agreement has been duly and validly authorized by the Company and, assuming due execution by the parties thereto other than the Company, constitutes a valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms, except (i) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally, (ii) as enforceability of any indemnification provision may be limited under the federal and state securities laws, and (iii) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

     (hh) The Company has purchased "key man" life insurance on the life of ________ ____________ in the amount of [$ ] and the Company is named as the sole beneficiary of such insurance policy.

     (ii) The Company has caused to be duly executed legally binding and enforceable agreements pursuant to which all persons or entities that directly or beneficially own Common Stock, Units or Warrants, as of the effective date of the Registration Statement, have agreed not to, directly or indirectly, offer, offer to sell, sell, grant any option for the sale of, transfer, assign, pledge, hypothecate or otherwise encumber or dispose of any shares of Common Stock or securities convertible into Common Stock, exercisable or exchangeable for or evidencing any right to purchase or subscribe for any shares of Common Stock (either pursuant to Rule 144 of the Regulations or otherwise) or dispose of any interest therein for a period of 12 months from the date of the Prospectus, without the prior written consent of National (the "Lock-up Agreements"). The Company will cause the Transfer Agent (as defined herein) to place "stop transfer" orders on the Company's stock ledgers in order to effect the Lock-up Agreements.

     B. Each of the Selling Shareholders represents and warrants to, and agrees with, each of the Underwriters as of the date hereof, and as of the Option Closing Date, if any, as follows:

     (a) Such Selling Shareholder has (i) caused a certificate or certificates for the number of shares of Common Stock, and underlying Common Stock to be sold by the Selling Shareholder hereunder to be delivered to _________________ (in its capacity as escrow agent, the "Escrow Agent"), duly endorsed in blank or together with blank stock powers and/or warrant assignments duly executed, with the signature of the Selling Shareholder appropriately guaranteed, such certificate or certificates to be held in escrow by the Escrow Agent pursuant to an escrow agreement for delivery, pursuant to the provisions hereof, on the Option Closing Date, if any, and (ii) granted an irrevocable power of attorney to the Escrow Agent to purchase all requisite stock transfer tax stamps, to sign this Agreement (including agreeing on the price at which the Option Securities are to be sold to the Underwriters) and thereafter to modify and amend this Agreement, to waive any condition to the obligations of the Selling Shareholder and to execute all other instruments and documents and to perform all other acts necessary to carry out the provisions of this Agreement on behalf of the Selling Shareholder (such escrow agreement together with such irrevocable powers of attorney being herein called the "Escrow Agreement").

      (b) There is no claim, action, suit proceeding, inquiry, arbitration, mediation, investigation, litigation, governmental or other proceeding, domestic or foreign, pending or threatened against such Selling Shareholder or any of business properties, or assets owned by the Selling Shareholder. The Selling Shareholder is not in violation of, or in default with respect to, any law rule, regulation, order judgment, or decree; nor is the Selling Shareholder required to take any action in order to avoid such violation or default.

     (c) Such Selling Shareholder has all the requisite power and authority to execute, deliver, and perform this Agreement and the Escrow Agreement. This Agreement and the Escrow Agreement have been duly executed and delivered by the Selling Shareholder, are the legal, valid, and binding obligations of the Selling Shareholder and are enforceable as to the Selling Shareholder in accordance with their respective terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Selling Shareholder for the execution, delivery, or performance of this Agreement (except filings under the Act which have been or will be made before the Closing Date and such consents consisting only of consents under "blue sky" or securities law which have been obtained at or prior to the date of this Agreement) or the Escrow Agreement by the Selling Shareholder. No consent of any party to any contract, agreement, instrument, lease license, arrangement, or understanding to which the Selling Shareholder is a party, or to which any of the properties or assets of the Selling Shareholder are subject, is required for the execution, delivery, or performance of this Agreement or the escrow Agreement; and the execution, delivery, and performance of this Agreement and the Escrow Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with, any law, rule, regulation, order, judgment, or decree binding on the operations, business, properties, or assets of the Selling Shareholder are subject.

     (d) Such Selling Shareholder has good title to the Option Securities to be sold by him or her pursuant to this Agreement, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts (except those created by this Agreement and the Escrow Agreement), and when delivered in accordance with this Agreement, the Underwriters will receive good title to the Option Securities purchased by them from such Selling Shareholder, free and clear of all liens, security interests, pledges, charges, encumbrances, stockholders' agreements, and voting trusts.


2.  Purchase, Sale and Delivery of the Units and Representative's Warrants.
    ----------------------------------------------------------------------

     (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Company, that aggregate principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule A hereto at a price equal to 90% of the principal amount thereof, subject to such adjustment as the Representative in its discretion shall make to eliminate any fractional sales or purchases, plus any additional amount of Firm Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 11 hereof.

     (b) In addition, on the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Selling Shareholders hereby grant an option to the Underwriters, severally and not jointly, to purchase all or any part of the Option Securities at a price equal to 90% of the principal amount thereof from the Closing Date. The maximum number of Option Securities to be sold by such Selling Shareholders is set forth opposite their respective names on Schedule B hereof. The option granted hereby will expire 45 days after (i) the date the Registration Statement becomes effective, if the Company has elected not to rely on Rule 430A under the Regulations, or (ii) the date of this Agreement if the Company has elected to rely upon Rule 430A under the Regulations, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Firm Securities upon notice by the Representative to the Company and the Selling Shareholders setting forth the aggregate principal amount of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for any such Option Securities. Any such time and date of delivery (an "Option Closing Date") shall be determined by the Representative, but shall not be later than seven full business days after the exercise of said option, nor in any event prior to the Closing Date, as hereinafter defined, unless otherwise agreed upon by the Representative, the Company and the Selling Shareholders. Nothing herein contained shall obligate the Underwriters to exercise the over-allotment option described above. No Option Securities shall be delivered unless the Firm Securities shall be simultaneously delivered or shall theretofore have been delivered as herein provided.

     (c) Payment of the purchase price for, and delivery of certificates for, the Firm Securities shall be made at the offices of National, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois, or at such other place as shall be agreed upon by the Representative and the Company. Such delivery and payment shall be made at 10:00 a.m. (New York time) on ________, 1999 or at such other time and date as shall be agreed upon by the Representative and the Company, but no more than three (3) business days after the date hereof (such time and date of payment and delivery being herein called the "Closing Date"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above mentioned office of National or at such other place as shall be agreed upon by the Representative, the Company and the Selling Shareholders on each Option Closing Date as specified in the notice from the Representative to the Company. Delivery of the certificates for the Firm Securities and the Option Securities, if any, shall be made to the Underwriters against payment by the Underwriters, of the purchase price for the Firm Securities and the Option Securities, if any, to the order of the Company or the Selling Shareholders, as the case may be. In the event such option is exercised, each of the Underwriters, acting severally and not jointly, shall purchase that proportion of the total number of Option Securities then being purchased which the number of Firm Securities set forth in Schedule A hereto opposite the name of such Underwriter bears to the total number of Firm Securities, subject in each case to such adjustments as the Representative in their discretion shall make to eliminate any sales or purchases of fractional shares. Certificates for the Firm Securities and the Option Securities, if any, shall be in definitive, fully registered form, shall bear no restrictive legends and shall be in such denominations and registered in such names as the Underwriters may request in writing at least three (3) business days prior to Closing Date or the relevant Option Closing Date, as the case may be. The certificates for the Firm Securities and the Option Securities, if any, shall be made available to the Representative at such office or such other place as the Representative may designate for inspection, checking and packaging no later than 9:30 a.m. on the last business day prior to Closing Date or the relevant Option Closing Date, as the case may be.


     (d) On the Closing Date, the Company shall issue and sell to the Representative the Representative's Warrants at a purchase price of $.0001 per Representative's Warrant, which warrants shall entitle the holders thereof to purchase the Representative's Shares. The Representative's Warrants for Common Stock shall expire five (5) years after the effective date of the Registration Statement and shall be exercisable for a period of four (4) years commencing one
(1) year from the effective date of the Registration Statement at an exercise price equal to 165% of the initial public offering price of the Common Stock. The Representative's Warrants for Warrants shall expire three (3) years after the effective date of the Registration Statement and shall be exercisable for a period of two (2) years commencing one (1) year from the effective date of the Registration Statement at an exercise price equal to 165% of the initial public offering price of the Warrants. The Representative's Warrant Agreement and form of Warrant Certificate shall be substantially in the form filed as Exhibit 4.2 to the Registration Statement. Payment for the Representative's Warrants shall be made on the Closing Date.

3.   Public Offering of the Firm Securities.
     --------------------------------------

     As soon after the Registration Statement becomes effective as the Representative deem advisable, the Underwriters shall make a public offering of the Firm Securities (other than to residents of or in any jurisdiction in which qualification of the Firm Securities is required and has not become effective) at the price and upon the other terms set forth in the Prospectus. The Representative may from time to time increase or decrease the public offering price after distribution of the Firm Securities has been completed to such extent as the Representative, in its sole discretion, deems advisable. The Underwriters may enter into one or more agreements as the Underwriters, in each of their sole discretion, deem advisable with one or more broker-dealers who shall act as dealers in connection with such public offering.

4.   Covenants of the Company and the Selling Shareholders.
     -----------------------------------------------------

     The Company and each of the Selling Shareholders covenant and agree with each of the Underwriters as follows:

     (a) The Company shall use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as practicable and will not at any time, whether before or after the effective date of the Registration Statement, file any amendment to the Registration Statement or supplement to the Prospectus or file any document under the Act or Exchange Act before termination of the offering of the Firm Securities by the Underwriters of which the Representative shall not previously have been advised and furnished with a copy, or to which the Representative shall have objected or which is not in compliance with the Act, the Exchange Act or the Regulations.

     (b) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representative and confirm the notice in writing, (i) when the Registration Statement, as amended, becomes effective, if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective, (ii) of the issuance by the Commission of any stop order or of the initiation, or the threatening, of any proceeding, suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Preliminary Prospectus or the Prospectus, or any amendment or supplement thereto, or the institution of proceedings for that purpose, (iii) of the issuance by the Commission or by any state securities commission of any proceedings for the suspension of the qualification of any of the Registered Securities for offering or sale in any jurisdiction or of the initiation, or the threatening, of any proceeding for that purpose, (iv) of the receipt of any comments from the Commission, and (v) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information. If the Commission or any state securities commission authority shall enter a stop order or suspend such qualification at any time, the Company will use its best efforts to obtain promptly the lifting of such order.

     (c) The Company shall file the Prospectus (in form and substance satisfactory to the Representative) in accordance with the requirements of the Act.

     (d) The Company shall give the Representative notice of its intention to file or prepare any amendment to the Registration Statement (including any post-effective amendment) or any amendment or supplement to the Prospectus (including any revised prospectus which the Company proposes for use by the Underwriters in connection with the offering of the Registered Securities which differs from the corresponding prospectus on file at the Commission at the time the Registration Statement becomes effective, whether or not such revised prospectus is required to be filed pursuant to Rule 424(b) of the Regulations), and will furnish the Representative with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file any such amendment or supplement to which the Representative or D'Ancona & Pflaum LLC ("Underwriters' Counsel") shall reasonably object.

     (e) The Company shall endeavor in good faith, in cooperation with the Representative, at or prior to the time the Registration Statement becomes effective, to qualify the Registered Securities for offering and sale under the securities laws of such jurisdictions as the Representative may reasonably designate to permit the continuance of sales and dealings therein for as long as may be necessary to complete the distribution, and shall make such applications, file such documents and furnish such information as may be required for such purpose; provided, however, the Company shall not be required to qualify as a foreign corporation or become subject to service of process in any such jurisdiction. In each jurisdiction where such qualification shall be effected, the Company will, unless the Representative agrees that such action is not at the time necessary or advisable, use all reasonable efforts to file and make such statements or reports at such times as are or may reasonably be required by the laws of such jurisdiction to continue such qualification.

     (f) During the time when a prospectus is required to be delivered under the Act, the Company shall use all reasonable efforts to comply with all requirements imposed upon it by the Act, as now and hereafter amended, and by the Regulations, as from time to time in force, so far as necessary to permit the continuance of sales of or dealings in the Registered Securities in accordance with the provisions hereof and the Prospectus, or any amendments or supplements thereto. If at any time when a prospectus relating to the Registered Securities is required to be delivered under the Act, any event shall have occurred as a result of which, in the opinion of counsel for the Company or Underwriters' Counsel, the Prospectus, as then amended or supplemented, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend or supplement the Prospectus to comply with the Act, the Company will notify the Representative promptly and prepare and file with the Commission an appropriate amendment or supplement in accordance with Section 10 of the Act, each such amendment or supplement to be satisfactory to Underwriters' Counsel, and the Company will furnish to the Underwriters copies of such amendment or supplement as soon as available and in such quantities as the Underwriters may request.

     (g) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company shall make generally available to its security holders, in the manner specified in Rule 158(b) of the Regulations, and to the Representative, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Regulations, which statement need not be audited unless required by the Act, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

     (h) During a period of five (5) years after the date hereof, the Company will furnish to its security holders, as soon as practicable, annual reports (including financial statements audited by independent public accountants) and unaudited quarterly reports of earnings, and will deliver to the Representative:

          (i) concurrently with furnishing such quarterly reports to its stockholders, statements of income of the Company for each quarter in the form furnished to the Company's stockholders;

          (ii) concurrently with furnishing such annual reports to its stockholders, a balance sheet of the Company as at the end of the preceding fiscal year, together with statements of operations, stockholders' equity, and cash flows of the Company for such fiscal year, accompanied by a copy of the certificate thereon of independent certified public accountants;

          (iii) as soon as they are available, copies of all reports (financial or other) mailed to stockholders;

          (iv) as soon as they are available, copies of all reports and financial statements furnished to or filed with the Commission, the Nasdaq SmallCap Market and/or Chicago Stock Exchange or any other securities exchange or quotation system;

          (v) every press release and every material news item or article of interest to the financial community in respect of each of the Company and the Subsidiaries or their respective affairs which was released or prepared by or on behalf of the Company or any of the Subsidiaries; and

          (vi) any additional information of a public nature concerning the Company or any of the Subsidiaries (and any future subsidiaries) or their respective businesses which the Representative may reasonably request.

     During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

     (i) The Company will maintain a transfer agent (the "Transfer Agent") and, if necessary under the jurisdiction of incorporation of the Company, a registrar (which may be the same entity as the transfer agent) for the Common Stock, Warrants and the Representative's Warrants.

     (j) The Company will furnish to the Representative or on the Representative's order, without charge, at such place as the Representative may designate, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto (two of which copies will be signed and will include all financial statements and exhibits), each Preliminary Prospectus, the Prospectus, and all amendments and supplements thereto, including any prospectus prepared after the effective date of the Registration Statement, in each case as soon as available and in such quantities as the Representative may reasonably request.

     (k) On or before the effective date of the Registration Statement, the Company shall provide the Representative with true copies of duly executed, legally binding and enforceable Lock-up Agreements. On or before the Closing Date, the Company shall deliver instructions to the Transfer Agent authorizing it to place appropriate stop transfer orders on the Company's ledgers.

     (l) The Company shall use its best efforts to cause its officers, directors, stockholders or affiliates (within the meaning of the Regulations) not to take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

     (m) The Company shall apply the net proceeds from the sale of the Common Stock substantially in the manner, and subject to the conditions, set forth under "Use of Proceeds" in the Prospectus.

     (n) The Company shall timely file all such reports, forms or other documents as may be required from time to time under the Act, the Exchange Act, and the Regulations, and all such reports, forms and documents filed will comply as to form and substance with the applicable requirements under the Act, the Exchange Act, and the Regulations.

     (o) The Company shall cause the Common Stock and the Warrants to be quoted on the Nasdaq SmallCap Market and Chicago Stock Exchange and for a period of two
(2) years from the date hereof shall use its best efforts to maintain the quotation of the Common Stock to the extent outstanding.

     (p) For a period of two (2) years from the Closing Date, the Company shall furnish to the Representative, at the Company's sole expense, daily consolidated transfer sheets relating to the Common Stock and the Warrants.

     (q) For a period of five (5) years after the effective date of the Registration Statement the Company shall, at the Company's sole expense, take all necessary and appropriate actions to further qualify the Company's securities in all jurisdictions of the United States in order to permit secondary sales of such securities pursuant to the Blue Sky laws of those jurisdictions which do not require the Company to qualify as a foreign corporation or to file a general consent to service of process.

     (r) The Company (i) prior to the effective date of the Registration Statement, has filed a Form 8-A with the Commission providing for the registration of the Common Stock and the Warrants under the Exchange Act and
(ii) as soon as practicable, will use its best efforts to take all necessary and appropriate actions to be included in Standard and Poor's Corporation

Descriptions and Moody's OTC Manual and to continue such inclusion for a period of not less than five (5) years.

     (s) The Company agrees that for a period of thirteen (13) months following the effective date of the Registration Statement it will not, without the prior written consent of National, offer, issue, sell, contract to sell, grant any option for the sale of or otherwise dispose of any Units, Common Stock, Warrants or any other securities convertible into Common Stock, except for the issuance of the Option Securities, the Representative's Warrants, the Common Stock and Warrants contained in the Units and the Common Stock issuable upon the exercise of the Warrants and other currently outstanding warrants or options issued under any stock option plan in effect on the Closing Date or options to purchase shares of Common Stock granted pursuant to any stock option plan in effect on the Closing Date.

     (t) Until the completion of the distribution of the Registered Securities, none of the Company nor any of the Subsidiaries shall, without the prior written consent of National or Underwriters' Counsel, issue, directly or indirectly issue any press release or other communication or hold any press conference with respect to the Company, any of the Subsidiaries, their respective activities or the offering contemplated hereby, other than trade releases issued in the ordinary course of the Company's business consistent with past practices with respect to the Company's operations.

     (u) For a period equal to the lesser of (i) five (5) years from the date hereof, and (ii) the sale to the public of the Representative's Shares, the Company will not take any action or actions which may prevent or disqualify the Company's use of Form SB-2 (or other appropriate form) for the registration under the Act of the Representative's Shares.

     (v) The Company agrees that National shall have the right to designate two persons to attend all meetings of the Board of Directors of the Company, and all committees thereof, as observers. Such observers shall be entitled to receive notices of all such meetings, and all correspondence and communications sent by the Company to members of its Board of Directors and to attend all such meetings. Such observers shall be entitled to the same compensation paid to members of the Company's Board of Directors. In addition, at National's discretion, which may be exercised at any time, in lieu of such right of observation, National shall have the power to cause the Company to use its best efforts, which shall include, but shall not be limited to, the solicitation of proxies, to elect two (2) designees of National to the Company's Board of Directors for a period of five (5) years following the date of such election, provided that such designees are reasonably acceptable to the Company.

     (w) The Company agrees that within forty-five (45) days after the Closing it shall retain a public relations firm which is acceptable to National. The Company shall keep such public relations firm, or any replacement, for a period of three (3) years from the Closing. Any replacement public relations firm shall be retained only with the consent of National.

     (x) The Company agrees that any and all future transactions between the Company or any of the Subsidiaries and their respective officers, directors, principal stockholders and the affiliates of the foregoing persons will be on terms no less favorable to the Company or any of the Subsidiaries than could reasonably be obtained in arm's length transactions with independent third parties, and that any such transactions also be approved by a majority of the Company's or any of the Subsidiaries', as the case may be, outside independent directors disinterested in the transaction.

     (y) The Company shall prepare and deliver, at the Company's sole expense, to National within the one hundred and twenty (120) day period after the later of the effective date of the Registration Statement or the latest Option Closing Date, as the case may be, bound volumes containing all correspondence with regulatory officials, agreements, documents and all other materials in connection with the offering as requested by the Underwriters' Counsel.

     (z) The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Common Stock in such a manner as would require the Company or any of the Subsidiaries to register as an investment company under the 1940 Act.

     (aa) Each of the Selling Shareholders, except the Greenberg Family Trust, shall use the proceeds of the sale of Option Securities including the sale of the underlying Common Stock on exercise of the Warrants solely to promptly pay down such Selling Shareholder's personal bank loans, as described under ________ in the Prospectus.

     (bb) The Company shall pay the Representative a commission equal to five percent (5%) of the exercise price of each Warrant exercised for the period commencing _________, ____, until the expiration of the term of the Warrants, payable on the date of such exercise on terms provided for in the Warrant Agreement. The Company will not solicit the exercise of the Warrants other than through the Representative. However, no compensation will be paid to the Representative in connection with the exercise of the Warrants if (i) the warrants are held in a discretionary account, or (ii) the Warrants are exercised in an unsolicited transaction. Further, the Representative must be designated in writing by the account holder as having solicited the transaction, otherwise the Representative shall not be paid the fee. In addition, the Representative will not receive any commission with respect to the exercise of the Warrants underlying the Representative's Warrants, unless held by a person or entity other than any of the Underwriters.

5.   Payment of Expenses.
     -------------------

     (a) The Company hereby agrees to pay on each of the Closing Date and each Option Closing Date (to the extent not previously paid) all expenses and fees (other than fees of Underwriters' Counsel, except as provided in (iv) below) incident to the performance of the obligations of the Company under this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, including, without limitation, (i) the fees and expenses of accountants and counsel for the Company, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and mailing (including the payment of postage with respect thereto) of the Registration Statement and the Prospectus and any amendments and supplements thereto and the duplication, mailing (including the payment of postage with respect thereto) and delivery of this Agreement, the Agreement Among Underwriters, the Selected Dealers Agreement, the Powers of Attorney, and related documents, including the cost of all copies thereof and of the Preliminary Prospectuses and the Prospectus and any amendments thereof or supplements thereto supplied to the Underwriters and such dealers as the Underwriters may request, in quantities as hereinabove stated, (iii) the printing, engraving, issuance and delivery of the certificates representing the Registered Securities, (iv) the qualification of the Registered Securities under state or foreign securities or Blue Sky laws and determination of the status of such securities under legal investment laws, including the costs of printing and mailing the "Preliminary Blue Sky Memorandum," the "Supplemental Blue Sky Memorandum" and "Legal Investments Survey," if any, and reasonable disbursements and fees of counsel in connection therewith, (v) advertising costs and expenses, including but not limited to the costs and expenses incurred in connection with the "road show," information meetings and presentations, bound volumes and prospectus memorabilia and "tombstone" advertisement expenses, (vi) fees and expenses of the transfer agent and registrar, (vii) issue and transfer taxes, if any, (viii) experts, (ix) the fees payable to the Commission and the NASD and (xi) the fees and expenses incurred in connection with the listing of the Common Stock, Warrants and the Representative's Shares on the Nasdaq SmallCap Market and Chicago Stock Exchange and any other market or exchange.

     (b) If this Agreement is terminated by the Underwriters in accordance with the provisions of Section 6, Section 10(a) or Section 12, the Company shall reimburse and indemnify the Representative for all of its actual out-of-pocket expenses on an accountable basis, including the fees and disbursements of Underwriters' Counsel and all Blue Sky counsel fees and Blue Sky filing fees, less any amounts already paid pursuant to Section 5(c) hereof.

     (c) The Company further agrees, with respect to the Firm Securities, that, in addition to the expenses payable by the Company pursuant to subsection (a) of this Section 5, they will pay to the Representative on the Closing Date by certified or bank cashier's check or, at the election of the Representative, by deduction from the proceeds of the offering contemplated herein, a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Company from the sale of the Firm Securities, [$50,000] of which has been paid to date. In the event the Representative elects to exercise the over-allotment option described in Section 2(b) hereof, the Company agrees to pay to the Representative on the Option Closing Date (by certified or bank cashier's check or, at the Representative's election, by deduction from the proceeds of the offering) a non-accountable expense allowance equal to three percent (3%) of the gross proceeds received by the Selling Shareholders and the Company from the sale of the Option Securities.

6.   Conditions of the Underwriters' Obligations.
     -------------------------------------------

     The obligations of the Underwriters hereunder shall be subject to the continuing accuracy of the representations and warranties of the Company and the Selling Shareholders herein as of the date hereof and as of the Closing Date and each Option Closing Date, if any, as if they had been made on and as of the Closing Date or each Option Closing Date, if any; the accuracy on and as of the Closing Date and each Option Closing Date, if any, of the statements of officers of the Company, or the Selling Shareholders made pursuant to the provisions hereof; and the performance by the Company and the Selling Shareholders on and as of the Closing Date and each Option Closing Date, if any, of their respective covenants and obligations hereunder:

     (a) The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement or such later date and time as shall be consented to in writing by the Representative, and, at the Closing Date and each Option Closing Date, if any, no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or shall be pending or contemplated by the Commission and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of Underwriters'

Counsel. If the Company has elected to rely upon Rule 430A of the Regulations, the price of the Firm Securities and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the Regulations within the prescribed time period, and prior to Closing Date the Company shall have provided evidence satisfactory to the Representative of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the Regulations.

     (b) The Representative shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representative's opinion, is material, or omits to state a fact which, in the Representative's opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representative's reasonable opinion, is material, or omits to state a fact which, in the Representative's reasonable opinion, is material and is required to be stated therein or is necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

     (c) On or prior to the Closing Date, the Underwriters shall have received from Underwriters' Counsel such opinion or opinions with respect to the organization of the Company, the validity of the Registered Securities, the Registration Statement, the Prospectus and other related matters as the Representative may request and Underwriters' Counsel shall have received from the Company such papers and information as they request to enable them to pass upon such matters.

     (d) At the Closing Date, the Underwriters shall have received the favorable opinion of Wolin & Rosen Ltd. ("Wolin & Rosen") counsel to the Company, dated the Closing Date addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

          (i) each of the Company and the Subsidiaries (A) has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, (B) is duly qualified and licensed and in good standing as a foreign corporation in each jurisdiction in which its ownership or leasing of any properties or the character of its operations requires such qualification or licensing, and (C) to the best of such counsel's knowledge after due inquiry, has all requisite corporate power and authority and has obtained any and all necessary authorizations, approvals, orders, licenses, certificates, franchises and permits of and from all governmental or regulatory officials and bodies (including, without limitation, those having jurisdiction over environmental or similar matters, the absence of which would have a material adverse effect on the Company), to own or lease its properties and conduct its business as described in the Prospectus;

          (ii) the Company owns one hundred percent (100%) of the outstanding capital stock of its Subsidiaries free and clear of any liens, charges, claims, encumbrances, pledges, security interests, defects or other restrictions or equities of any kind whatsoever;

          (iii) except as described in the Prospectus, and to the best of such counsel's knowledge after due inquiry, neither the Company nor any of the Subsidiaries owns an interest in any corporation, limited liability company, partnership, joint venture, trust or other business entity;

          (iv) the Company has a duly authorized, issued and outstanding capitalization as set forth in the Prospectus, and any amendment or supplement thereto, under "Capitalization" and "Description of Securities," and to the best of such counsel's knowledge after due inquiry, neither the Company nor any of the Subsidiaries is a party to or bound by any instrument, agreement or other arrangement providing for it to issue any capital stock, rights, warrants, options or other securities, except for this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and as described in the Prospectus; the Registered Securities, and all other securities issued or issuable by the Company or any of the Subsidiaries conform in all material respects to the statements with respect thereto contained in the Registration Statement and the Prospectus; all issued and outstanding securities of the Company or any of the Subsidiaries have been duly authorized and validly issued and are fully paid and nonassessable; the holders thereof are not subject to personal liability by reason of being such holders; and none of such securities were issued in violation of the preemptive rights of any holders of any security of the Company or any of the Subsidiaries, or to the best of such counsel's knowledge after due inquiry, similar contractual rights granted by the Company or any of the Subsidiaries or applicable securities laws; the Registered Securities to be sold by the Company hereunder, under the Warrant Agreement and under the Representative's Warrant Agreement are not and will not be subject to any preemptive or other similar rights of any security holder of the Company or any of the Subsidiaries; the holders thereof will not be subject to any liability solely as such holders; all corporate action required to be taken for the authorization, issue and sale of the Registered Securities has been duly and validly taken; the certificates representing the Registered Securities and the Representative's Warrants are in due and proper form; the Representative's Warrants constitute valid and binding obligations of the Company to issue and sell, upon exercise thereof and payment therefor, the number and type of securities of the Company called for thereby (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law); upon the issuance and delivery pursuant to this Agreement, the Warrant Agreement and the Representative's Warrant Agreement of the Registered Securities to be sold by the Company hereunder and thereunder, the Company will convey against payment therefore as provided herein, to the Underwriters or the Representative, as the case may be, good and marketable title thereto free and clear of all liens and other encumbrances;

          (v) the Registration Statement is effective under the Act; if applicable, filing of all pricing information has been timely made in the appropriate form under Rule 430A, and no stop order suspending the use of the Preliminary Prospectus, the Registration Statement or Prospectus or any part of any thereof or suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or, to the best of such counsel's knowledge, threatened or contemplated under the Act;

          (vi) each of the Preliminary Prospectus, the Registration Statement, and the Prospectus and any amendments or supplements thereto (other than the financial statements and other financial and statistical data included therein as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Act and the Regulations. Such counsel shall state that such counsel has participated in conferences with officers and other representatives of the Company and the Representative and representatives of the independent public accountants for the Company, at which conferences the contents of the Preliminary Prospectus, the Registration Statement, the Prospectus, and any amendments or supplements thereto were discussed, and, although such counsel is not passing upon and does not assume any responsibility for the accuracy, completeness or fairness of the Registration Statement and Prospectus, and any amendments or supplements thereto, on the basis of the foregoing, no facts have come to the attention of such counsel which lead them to believe that either the Registration Statement or amendment became effective or the Preliminary Prospectus or Prospectus or amendment or supplement thereto as of the date of such opinion contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (it being understood that such counsel need express no opinion with respect to the financial statements and schedules and other financial and statistical data included in the Preliminary Prospectus, the Registration Statement or Prospectus, and any amendments or supplements thereto);

          (vii) to the best of such counsel's knowledge after due inquiry, (A) there are no agreements, contracts or other documents required by the Act to be described in the Registration Statement and the Prospectus and filed as exhibits to the Registration Statement other than those described in the Registration Statement and the Prospectus and filed as exhibits thereto; (B) the descriptions in the Registration Statement and the Prospectus and any supplement or amendment thereto of contracts and other documents to which the Company or any of the Subsidiaries is a party or by which any of them is bound are accurate in all material respects and fairly represent the information required to be shown by Form SB-2; (C) there is not pending or threatened against the Company or any of the Subsidiaries any action, arbitration, suit, proceeding, litigation, governmental or other proceeding (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, against the Company or any of the Subsidiaries which (x) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings as are summarized in the Registration Statement are accurately summarized in all material respects), (y) questions the validity of the capital stock of the Company or any of the Subsidiaries or this Agreement, the Warrant Agreement or the Representative's Warrant Agreement, or of any action taken or to be taken by the Company or any of the Subsidiaries pursuant to or in connection with any of the foregoing; and (D) there is no action, suit or proceeding pending or threatened against the Company or any of the Subsidiaries before any court or arbitrator or governmental body, agency or official in which there is a reasonable possibility of an adverse decision which may result in a material adverse change in the financial condition, business, affairs, stockholders' equity, operations, properties, business or results of operations of the Company or any of the Subsidiaries, which could adversely affect the present or prospective ability of the Company to perform its obligations under this Agreement, the Warrant Agreement or the Representative's Warrant Agreement or which in any manner draws into question the validity or enforceability of this Agreement, the Warrant Agreement or the Representative's Warrant Agreement;

          (viii) the Company has the corporate power and authority to enter into each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement and to consummate the transactions provided for herein and therein; and each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement has been duly authorized, executed and delivered by the Company; each of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, assuming due authorization, execution and delivery by each other party thereto, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and the application of equitable principles in any action, legal or equitable, and except as rights to indemnity or contribution may be limited by applicable law), and none of the Company's execution, delivery or performance of this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, its consummation of the transactions contemplated herein or therein, or the conduct of its business as described in the Registration Statement, the Prospectus, and any amendments or supplements thereto conflicts with or results in any breach or violation of any of the terms or provisions of, or constitutes a default under, or will result in the creation or imposition of any lien, charge, claim, encumbrance, pledge, security interest, defect or other restriction or equity of any kind whatsoever upon, any property or assets (tangible or intangible) of the Company or any of the Subsidiaries pursuant to the terms of (A) the certificate of incorporation or by laws of the Company or any of the Subsidiaries, as amended, (B) any license, contract, indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of them is bound, or (C) any federal, state or local statute, rule or regulation applicable to the Company or any of the Subsidiaries or any judgment, decree or order known to such counsel of any arbitrator, court, regulatory body or administrative agency or other governmental agency or body (including, without limitation, those having jurisdiction over environmental or similar matters), domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their activities or properties;

          (ix) no consent, approval, authorization or order, and no filing with, any court, regulatory body, government agency or other body (other than such as may be required under federal securities or Blue Sky laws, as to which no opinion need be rendered) is required in connection with the issuance of the Registered Securities as contemplated by the Prospectus and the Registration Statement, the performance of the Agreement, the Warrant Agreement and the Representative's Warrant Agreement and the transactions contemplated hereby and thereby;

          (x) to the best of such counsel's knowledge after due inquiry, the properties and businesses of the Company and the Subsidiaries conform in all material respects to the description thereof contained in the Registration Statement and the Prospectus;

          (xi) to the best knowledge of such counsel, and except as disclosed in the Registration Statement and the Prospectus, none the Company nor any of the Subsidiaries is in breach of, or in default under, any term or provision of any license, contract, indenture, mortgage, installment sale agreement, deed of trust, lease, voting trust agreement, stockholders' agreement, note, loan or credit agreement or any other agreement or instrument evidencing an obligation for borrowed money, or any other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries is bound or to which the property or assets (tangible or intangible) of the Company or any of the Subsidiaries is subject; and none the Company nor any of the Subsidiaries is in violation of any term or provision of its certificate of incorporation or bylaws, as amended, nor to the best of such counsel's knowledge after due inquiry, in violation of any franchise, license, permit, judgment, decree, order, statute, rule or regulation, which would have a material adverse effect on the Company;

          (xii) the statements in the Prospectus under "Dividend Policy" and "Description of Securities," have been reviewed by such counsel, and insofar as they refer to statements of law, descriptions of statutes, licenses, rules or regulations or legal conclusions, are correct in all material respects;

          (xiii) the Common Stock and the Warrants have been approved for listing on the Nasdaq SmallCap Market and Chicago Stock Exchange, subject only to official notice of issuance;

          (xiv) to the best of such counsel's knowledge and based upon a review of the outstanding securities and the contracts furnished to such counsel by the Company, no person, corporation, trust, partnership, association or other entity has the right to include and/or register any securities of the Company in the Registration Statement, require the Company to file any registration statement or, if filed, to include any security in such registration statement; and (xv) the Company is not an "investment company" or "promoter" or "principal underwriter" for or an "affiliated person" of, an "investment company" as such terms are defined in the 1940 Act.

          (xv) the Company is not an "investment company" or "promoter" or "principal underwriter" for an "affiliated person" of, an "investment company" as such terms are defined in the 1940 Act.

     In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws, rules and regulations of the United States and the laws, rules and regulations of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws provided, however, that if the laws, rules and regulations of jurisdictions other than the United States and Delaware on which such other counsel opines differ materially from the laws, rules and regulations of the United States and Delaware, the opinion of such other counsel shall be modified to contain all provisions customarily included in such opinions in such jurisdiction; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel shall state that knowledge shall not include the knowledge of a director or officer of the Company who is affiliated with such firm in his or her capacity as an officer or director of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel.

     (e) At each Option Closing Date, if any, the Underwriters shall have received (i) the favorable opinion of Wolin & Rosen, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' counsel confirming as of such Option Closing Date, the statements made by Wolin & Rosen in their opinion delivered on the Closing Date and (ii) the favorable opinion of _____________, counsel to the Selling Shareholders, dated the Option Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel to the effect that:

          (i) each Selling Shareholder has full power and authority to execute, deliver, and perform this Agreement and the Escrow Agreement. This Agreement and the Escrow Agreement have been duly executed and delivered by the Selling Shareholder and are the legal, valid, and binding obligations of the Selling Shareholder, and (subject to applicable bankruptcy, insolvency, and other laws affecting the enforceability of creditors' rights generally) are enforceable as to it in accordance with their respective terms. No consent, authorization, approval, order, license, certificate, or permit of or from, or declaration or filing with, any federal, state, local, or other governmental authority or any court or other tribunal is required by the Selling Shareholder for the execution, delivery, or performance of this Agreement (except filings under the Act, all of which have been made, and such consents consisting only of consents under "blue sky" or securities laws) or the Escrow Agreement by the Selling Shareholder. No consent of any party to any contract, agreement, instrument, lease, license, arrangement, or understanding known to such counsel to which the Selling Shareholder is a party, or to which the Selling Shareholder's properties or assets are subject, is required for the execution, delivery, or performance of this Agreement or the Escrow Agreement; and the execution, delivery, and performance of this Agreement and the Escrow Agreement will not violate, result in a breach of, conflict with, or (with or without the giving of notice or the passage of time or both) entitle any party to terminate or call a default under any such contract, agreement, instrument, lease, license, arrangement, or understanding, or violate, result in a breach of, or conflict with any law, rule, regulation, order, judgment, or decree binding on the Selling Shareholder or to which the Selling Shareholder's operations, business, properties, or assets are subject; and

               (ii) Upon the issuance and delivery pursuant to this Agreement of the Registered Securities to be sold by each Selling Shareholder, the Selling Shareholder will convey, against payment therefor as provided herein, to the Underwriters and the Representative, respectively, good and marketable title to the Registered Securities free and clear of all liens and other encumbrances.

In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws, rules and regulations of the United States and the laws, rules and regulations of the State of Delaware, to the extent such counsel deems proper and to the extent specified in such option, if at all, upon an opinion or opinions (in form and substance satisfactory to Underwriters' Counsel) of other counsel acceptable to Underwriters' Counsel, familiar with the applicable laws provided, however, that if the laws, rules and regulations of jurisdictions other than the United States and Delaware on which such other counsel opines differ materially from the laws, rules and regulations of the United States and Delaware, the opinion of such other counsel shall be modified to contain all provisions customarily included in such opinions in such jurisdiction; (B) as to matters of fact, to the extent they deem proper, on certificates and written statements of responsible officers of the Company and certificates or other written statements of officers of department of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel if requested. The opinion of such counsel shall state that knowledge shall not include the knowledge of a director or officer of the Company who is affiliated with such firm in his or her capacity as an officer or director of the Company. The opinion of such counsel for the Company shall state that the opinion of any such other counsel is in form satisfactory to such counsel.

     (f) On or prior to each of the Closing Date and the Option Closing Date, if any, Underwriters' Counsel shall have been furnished such documents, certificates and opinions as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in subsection (c) of this Section 6 or in order to evidence the accuracy, completeness or satisfaction of any of the representations, warranties or conditions of the Company herein contained.


     (g) Prior to each of the Closing Date and each Option Closing Date, if any,
(i) there shall have been no material adverse change nor development involving a prospective change in the condition, financial or otherwise, prospects, stockholders' equity or the business activities any of the Company and the Subsidiaries, whether or not in the ordinary course of business, from the latest dates as of which such condition is set forth in the Registration Statement and Prospectus; (ii) there shall have been no transaction, not in the ordinary course of business, entered into by any of the Company or the Subsidiaries, from the latest date as of which the financial condition of the Company and the Subsidiaries is set forth in the Registration Statement and Prospectus which is adverse to the Company and the Subsidiaries taken as a whole; (iii) none of the Company or the Subsidiaries shall be in default under any provision of any instrument relating to any outstanding indebtedness which default has not been waived; (iv) none of the Company or the Subsidiaries shall have issued any securities (other than Registered Securities) or declared or paid any dividend or made any distribution in respect of its capital stock of any class, nor has there been any change in the capital stock, or any material increase in the debt (long or short term) or liabilities or obligations of any of the Company or the Subsidiaries (contingent or otherwise); (v) no material amount of the assets of any of the Company or the Subsidiaries shall have been pledged or mortgaged, except as set forth in the Registration Statement and Prospectus; (vi) no action, suit or proceeding, at law or in equity, shall have been pending or threatened (or circumstances developed giving rise to same) against any of the Company or the Subsidiaries, or affecting any of their respective properties or businesses before or by any court or federal, state or foreign commission, board or other administrative agency wherein an unfavorable decision, ruling or finding may materially adversely affect the business, operations, prospects or financial condition or any income of the Company or any of the Subsidiaries, except as set forth in the Registration Statement and Prospectus; and (vii) no stop order shall have been issued under the Act and no proceedings therefor shall have been initiated, threatened or contemplated by the Commission.

     (h) At each of the Closing Date and each Option Closing Date, if any, the Underwriters shall have received a certificate of the Company signed on behalf of the Company by the principal executive officer of the Company, dated the Closing Date or Option Closing Date, as the case may be, to the effect that such executive has carefully examined the Registration Statement, the Prospectus, this Agreement, the Warrant Agreement and the Representative's Warrant Agreement, and that:


          (i) The representations and warranties of the Company in this Agreement, the Warrant Agreement, the Warrant Agreement and the Representative's Warrant Agreement are true and correct, as if made on and as of the Closing Date or the Option Closing Date, as the case may be, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement, the Warrant Agreement and the Representative's Warrant Agreement on its part to be performed or satisfied at or prior to such Closing Date or Option Closing Date, as the case may be;

          (ii) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best of each of such person's knowledge after due inquiry, are contemplated or threatened under the Act;

          (iii) The Registration Statement and the Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required by the Act to be included therein, and none of the Registration Statement, the Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Preliminary Prospectus or any supplement, as of their respective dates, thereto included any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and


          (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, (a) none of the Company or the Subsidiaries has incurred up to and including the Closing Date or the Option Closing Date, as the case may be, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; (b) none of the Company or the Subsidiaries has paid or declared any dividends or other distributions on its capital stock; (c) none of the Company or the Subsidiaries has entered into any transactions not in the ordinary course of business; (d) there has not been any change in the capital stock or material increase in long-term debt or any increase in the short-term borrowings (other than any increase in the short-term borrowings in the ordinary course of business) of any of the Company or the Subsidiaries, (e) none of the Company or the Subsidiaries has sustained any loss or damage to its property or assets, whether or not insured, (f) there is no litigation which is pending or threatened (or circumstances giving rise to same) against the Company, or any of the Subsidiaries or any affiliated party of any of the foregoing which is required to be set forth in an amended or supplemented Prospectus which has not been set forth, and (g) there has occurred no event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

     References to the Registration Statement and the Prospectus in this subsection (h) are to such documents as amended and supplemented at the date of such certificate.

      (i) At each Option Closing Date, if any, the Underwriters shall have received a certificate from the Selling Shareholders, dated the Option Closing Date, to the effect that the Selling Shareholders have carefully examined the Registration Statement, the Prospectus and this Agreement, and that the representations and warranties of the Selling Shareholders in this Agreement are true and correct, as if made on and as of the Option Closing Date, and the Selling Shareholders have complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to such Option Closing Date.

     (j) By the Closing Date, the Underwriters will have received clearance from the NASD as to the amount of compensation allowable or payable to the Underwriters.

     (k) At the time this Agreement is executed, the Underwriters shall have received a letter, dated such date, addressed to the Underwriters in form and substance satisfactory in all respects (including the non-material nature of the changes or decreases, if any, referred to in clause (iii) below) to the Underwriters and Underwriters' Counsel, from Moore Stephens:


          (i) confirming that they are independent certified public accountants with respect to the Company within the meaning of the Act and the Exchange Act and the applicable Regulations;

          (ii) stating that it is their opinion that the financial statements and supporting schedules of the Company and the Subsidiaries included in the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations thereunder and that the Representative may rely upon the opinion of Moore Stephens with respect to the financial statements and supporting schedules included in the Registration Statement;

          (iii) stating that, on the basis of a limited review which included a reading of the latest available unaudited interim financial statements of the Company and the Subsidiaries (with an indication of the date of the latest available unaudited interim financial statements), a reading of the latest available minutes of the stockholders and board of directors and the various committees of the board of directors of the Company and the Subsidiaries, consultations with officers and other employees of each of the Company and the Subsidiaries responsible for financial and accounting matters and other specified procedures and inquiries, nothing has come to their attention which would lead them to believe that (A) the unaudited financial statements and supporting schedules of the Company and the Subsidiaries, if any, included in the Registration Statement, do not comply as to form in all material respects with the applicable accounting requirements of the Act and the Regulations or are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements of the Company and the Subsidiaries included in the Registration Statement, or (B) at a specified date not more than five (5) days prior to the effective date of the Registration Statement, there has been any change in the capital stock or material increase in long-term debt any of the Company or the Subsidiaries, or any material decrease in the stockholders' equity or net current assets or net assets of the Company as compared with amounts shown in the ____________, 19__, balance sheet included in the Registration Statement, other than as set forth in or contemplated by the Registration Statement, or, if there was any change or decrease, setting forth the amount of such change or decrease;

          (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings, statements and other financial information pertaining to each of the Company and the Subsidiaries set forth in the Prospectus in each case to the extent that such amounts, numbers, percentages, statements and information may be derived from the general accounting records, including work sheets, of each of the Company and the Subsidiaries and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries and other appropriate procedures (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in the letter and found them to be in agreement; and

          (v) statements as to such other material matters incident to the transaction contemplated hereby as the Representative may reasonably request.

     (l) At the Closing Date and each Option Closing Date, if any, the Underwriters have received from Moore Stephens a letter, dated as of the Closing Date or the Option Closing Date, as the case may be, to the effect that they reaffirm that statements made in the letter furnished pursuant to Subsection (i) of this Section 6, except that the specified date referred to shall be a date not more than five (5) days prior to Closing Date or the Option Closing Date, as the case may be, and, if the Company has elected to rely on Rule 430A of the Rules and Regulations, to the further effect that they have carried out procedures as specified in clause (iv) of Subsection (k) of this Section 6 with respect to certain amounts, percentages and financial information as specified by the Representative and deemed to be a part of the Registration Statement pursuant to Rule 430A(b) and have found such amounts, percentages and financial information to be in agreement with the records specified in such clause (iv).

     (m) On the Closing Date and each Option Closing Date, if any, there shall have been duly tendered to the Representative for the several Underwriters' accounts the appropriate number of Registered Securities.

     (n) No order suspending the sale of the Registered Securities in any jurisdiction designated by the Representative pursuant to subsection (e) of
Section 4 hereof shall have been issued on the Closing Date or each Option Closing Date, if any, and no proceedings for that purpose shall have been instituted or shall be contemplated.

     (o) On or before the Closing Date, the Company shall have executed and delivered to the Representative, (i) the Representative's Warrant Agreement, substantially in the form filed as Exhibit 4.2 to the Registration Statement, in final form and substance satisfactory to the Representative, and (ii) the Representative's Warrants in such denominations and to such designees as shall have been provided to the Company.

     (p) On or before Closing Date, the Common Stock and Warrants shall have been duly approved for quotation on the Nasdaq SmallCap Market and Chicago Stock Exchange.

     (q) On or before Closing Date, there shall have been delivered to the Representative all of the Lock-up Agreements in final form and substance satisfactory to Underwriters' Counsel.

     If any condition to the Underwriters' obligations hereunder to be fulfilled prior to or at the Closing Date or the relevant Option Closing Date, as the case may be, is not so fulfilled, the Representative may terminate this Agreement or, if the Representative so elects, it may waive any such conditions which have not been fulfilled or extend the time for their fulfillment.

7.  Indemnification.
    ---------------
     (a) The Company and the Selling Shareholders, as of the date hereof and as of the Option Closing Date, if any, agree to indemnify and hold harmless each of the Underwriters (for purposes of this Section 7, "Underwriters" shall include the officers, directors, partners, employees, agents and counsel of the Underwriters, including specifically each person who may be substituted for an Underwriter as provided in Section 11 hereof), and each person, if any, who controls the Underwriter ("controlling person") within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, liability, claim, damage, and expense whatsoever (including, but not limited to, reasonable attorneys' fees and any and all reasonable expense whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation provided that the indemnified persons may not agree to any such settlement without the prior written consent of the Company), as and when incurred, arising out of, based upon or in connection with (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus (as from time to time amended and supplemented); or
(B) in any application or other document or communication (in this Section 7 collectively called "application") executed by or on behalf of the Company or the Selling Shareholders or based upon written information furnished by or on behalf of the Company or the Selling Shareholders in any jurisdiction in order to qualify the Registered Securities under the securities laws thereof or filed with the Commission, any state securities commission or agency, the ___________________ or any other securities exchange or quotation system; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of the Prospectus, in the light of the circumstances under which they were made), unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company with respect to any Underwriter by or on behalf of such Underwriter expressly for use in any Preliminary Prospectus, the Registration Statement or Prospectus, or any amendment thereof or supplement thereto, or in any application, as the case may be; or (ii) any breach of any representation, warranty, covenant or agreement of the Company or the Selling Shareholders contained in this Agreement. The indemnity agreement in this subsection (a) shall be in addition to any liability which the Company or the Selling Shareholders may have at common law or otherwise.

     (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement, and each other person, if any, who controls the Company, within the meaning of the Act, and the Selling Shareholders, to the same extent as the foregoing indemnity from the Company and the Selling Shareholders to the Underwriters but only with respect to statements or omissions, if any, made in any Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any application made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to any Underwriter by such Underwriter or the Representative expressly for use in such Preliminary Prospectus, the Registration Statement or Prospectus or any amendment thereof or supplement thereto or in any such application, provided that such written information or omissions only pertain to disclosures in the Preliminary Prospectus, the Registration Statement or Prospectus directly relating to the transactions effected by the Underwriters in connection with this Offering. The Company and each of the Selling Shareholders acknowledge that the statements with respect to the public offering of the Securities set forth under the heading "Underwriting" and the stabilization legend in the Prospectus have been furnished by the Underwriters expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters or the Representative for inclusion in the Prospectus. The indemnity agreement in this subsection (b) shall be in addition to any liability which the Underwriters may have at common law or otherwise.

     (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, suit or proceeding, such indemnified party shall, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 7, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure to so notify an indemnifying party shall not relieve it from any liability which it may have otherwise or which it may have under this
Section 7, except to the extent that it has been prejudiced in any material respect by such failure). In case any such action is brought against any indemnified party, and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying parties in connection with the defense of such action at the expense of the indemnifying party, (ii) the indemnifying parties shall not have employed counsel reasonably satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or
(iii) such indemnified party or parties shall have reasonably concluded, based on the advice of counsel, that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events the reasonable fees and expenses of one additional counsel shall be borne by the indemnifying parties. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. Anything in this Section 7 to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     (d) In order to provide for just and equitable contribution in any case in which (i) an indemnified party makes claim for indemnification pursuant to this
Section 7, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of this Section 7 provide for indemnification in such case, or (ii) contribution under the Act may be required on the part of any indemnified party, then each indemnifying party shall contribute to the amount paid as a result of such losses, claims, damages, expenses or liabilities (or actions in respect thereof)
(A) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified on the other hand, from the offering of the Registered Securities, or (B) if the allocation provided by clause (A) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages, expenses or liabilities, as well as any other relevant equitable considerations. In any case where the Company and/or the Selling Shareholders on the one hand, is a contributing party and the Underwriters on the other hand, are the indemnified party, the relative benefits received by the Company and the Selling Shareholders on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the

Registered Securities (before deducting expenses other than underwriting discounts and commissions) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the Cover Page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and/or the Selling Shareholders on the one hand, or by the Underwriters on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to above in this subdivision (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subdivision (d), the Underwriters shall not be required to contribute any amount in excess of the underwriting discount applicable to the Registered Securities purchased by the Underwriters hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person, if any, who controls the Company within the meaning of the Act, each officer of the Company who has signed the Registration Statement, and each director of the Company shall have the same rights to contribution as the Company, subject in each case to this subparagraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this subparagraph (d), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have hereunder or otherwise than under this subparagraph (d), or to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party may have at common law or otherwise.

8.   Representations and Agreements to Survive Delivery.
     --------------------------------------------------

     All representations, warranties and agreements contained in this Agreement or contained in certificates of officers of the Company or the Selling Shareholders submitted pursuant hereto, shall be deemed to be representations, warranties and agreements of the Company and the Selling Shareholders at the Closing Date and as of each Option Closing Date, as the case may be, and such representations, warranties and agreements of the Company and the respective indemnity and contribution agreements contained in Section 7 hereof shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter, the Company, the Selling Shareholders or any controlling person of any of the Underwriters or the Company, and shall survive termination of this Agreement or the issuance and delivery of the Registered Securities to the Underwriters and the Representative, as the case may be.

9.   Effective Date.
     --------------

     This Agreement shall become effective at 4:00 p.m., New York City time, on the date hereof. For purposes of this Section 9, the Registered Securities to be purchased hereunder shall be deemed to have been so released upon the earlier of dispatch by the Representative of telegrams to securities dealers releasing such Registered Securities for offering or the release by the Representative for publication of the first newspaper advertisement which is subsequently published relating to the Registered Securities.

10.  Termination.
     -----------

     (a) Subject to subsection (b) of this Section 10, the Representative shall have the right to terminate this Agreement, (i) if any domestic or international event or act or occurrence has materially disrupted, or in the Representative's reasonable opinion, will in the immediate future materially disrupt the financial markets; or (ii) any material adverse change in the financial markets shall have occurred; or (iii) if trading on the New York Stock Exchange, the American Stock Exchange, the Chicago Stock Exchange, or in the over-the-counter market shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required on the over-the-counter market by the NASD or by order of the Commission or any other government authority having jurisdiction; or (iv) if the United States shall have become involved in a war or major hostilities, or if there shall have been an escalation in an existing war or major hostilities or a national emergency shall have been declared in the United States; or (v) if a banking moratorium has been declared by a state or federal authority; or (vi) if the Company shall have sustained a loss material or substantial to the Company by fire, flood, accident, hurricane, earthquake, theft, sabotage or other calamity or malicious act which, whether or not such loss shall have been insured, will make it inadvisable to proceed with the delivery of the Registered Securities; or (vii) if there shall have been such a material adverse change in the prospects or conditions of the Company or any of the Subsidiaries, or such material adverse change in the general market, political or economic conditions, in the United States or elsewhere as in the Representative's judgment would make it inadvisable to proceed with the offering, sale and/or delivery of the Registered Securities.

     (b) If this Agreement is terminated by the Representative in accordance with any of the provisions of Section 6, Section 10(a) or Section 12, the Company and/or the Selling Shareholders shall promptly reimburse and indemnify the Underwriters pursuant to Section 5(b) hereof. Notwithstanding any contrary provision contained in this Agreement, any election hereunder or any termination of this Agreement (including, without limitation, pursuant to Sections 6, 10, 11 and 12 hereof), and whether or not this Agreement is otherwise carried out, the provisions of Section 5 and Section 7 shall not be in any way affected by such election or termination or failure to carry out the terms of this Agreement or any part hereof.

11.  Substitution of the Underwriters or the Selling Shareholders.
     ------------------------------------------------------------

     If one or more of the Underwriters shall fail (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of
Section 6, Section 10 or Section 12 hereof) to purchase the Securities which it or they are obligated to purchase on such date under this Agreement (the "Defaulted Securities"), the Representative shall have the right, within 24 hours thereafter, to make arrangement for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representative shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the total number of Securities to be purchased on such date, the non-defaulting Underwriters shall be obligated to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the total number of Securities to be purchased on such date, this Agreement shall terminate without liability on the part of any non-defaulting Underwriters.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of any default by such Underwriter under this Agreement.

     In the event of any such default which does not result in a termination of this Agreement, the Representative shall have the right to postpone the Closing Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements.

12.  Default by the Company or the Selling Shareholders.
     --------------------------------------------------

     If the Company or the Selling Shareholders shall fail at the Closing Date or at any Option Closing Date, as applicable, to sell and deliver the number of Registered Securities which it or they are obligated to sell hereunder on such date, then this Agreement shall terminate (or, if such default shall occur with respect to any Option Shares to be purchased on an Option Closing Date, the Underwriters may at the Representative's option, by notice from the Representative to the Selling Shareholders terminate the Underwriters' obligation to purchase Option Shares from the Selling Shareholders on such date) without any liability on the part of any non-defaulting party other than pursuant to Section 5, Section 7 and Section 10 hereof. No action taken pursuant to this Section shall relieve the Company or any Selling Shareholder from liability, if any, in respect of such default.

13.  Notices.
     -------

     All notices and communications hereunder, except as herein otherwise specifically provided, shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representative, c/o National Securities Corporation, 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611, Attention: Steven Rothstein, with a copy, which shall not constitute notice, D'Ancona & Pflaum LLC, 111 East Wacker Drive, Suite 2800, Chicago, Illinois 60601, Attention: Arthur Don. Notices to the Company shall be directed to the Company at 822 West Washington Boulevard, Chicago, Illinois 60607, Attention: Steven A. Greenberg, with a copy, which shall not constitute notice, to Wolin & Rosen Ltd., 2 North LaSalle Street, Suite 1776, Chicago, Illinois 60602, Attention Gerald L. Fishman.

14.  Parties.
     -------

     This Agreement shall inure solely to the benefit of and shall be binding upon the Underwriters, the Company and the Selling Shareholders, and the controlling persons, directors and officers referred to in Section 7 hereof and their respective successors, legal representatives and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provisions herein contained. No purchaser of Registered Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

15.  Construction.
     ------------

     This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Delaware without giving effect to the choice of law or conflict of laws principles.

16.  Counterparts.
     ------------

     This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which taken together shall be deemed to be one and the same instrument.

17.  Entire Agreement; Amendments.
     ----------------------------

     This Agreement, the Warrant Agreement and the Representative's Warrant Agreement constitute the entire agreement of the parties hereto and supersede all prior written or oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may not be amended except in a writing, signed by the Representative, the Company and the Selling Shareholders.

     If the foregoing correctly sets forth the understanding among the Underwriters, the Company and the Selling Shareholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among us.

     Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.

                                  Very truly yours,

                                  ALARON.COM HOLDING CORPORATION

                                  By:
                                     ----------------------------------
                                  Name:
                                  Title:

                                  SELLING SHAREHOLDERS LISTED ON SCHEDULE B

                                  By:
                                     ----------------------------------
                                              Attorney-in-fact


CONFIRMED AND ACCEPTED AS OF
THE DATE FIRST ABOVE WRITTEN:

NATIONAL SECURITIES CORPORATION

By:
   ---------------------------------------------
   Name:  Steven A. Rothstein
   Title: Chairman

For itself and as Representative of the Underwriters named in Schedule A hereto.

                                  SCHEDULE A

                                  SECURITIES
                                  ----------


                                              Number of Shares                 Total Number of
            Name of                           to be Purchased                    Warrants to
          Underwriters                        from the Company                  be Purchased
          ------------                        ----------------                 ---------------
National Securities Corporation                   1,500,000                        1,500,000

TOTAL

                                  SCHEDULE B

                       SCHEDULE OF SELLING SHAREHOLDERS


                                    Common Stock              Underlying
  Selling Shareholder             Subject to Option          Common Stock
------------------------          -----------------          ------------
Michael Greenberg
Steven A. Greenberg
Carrie A. Greenberg
Greenberg Family Trust